                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549




                                    FORM 8-K



                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                 Date of Report (Date of earliest event reported)
                                    July 9, 1996




                          DAMEN FINANCIAL CORPORATION
- -------------------------------------------------------------------------------
              (Exact name of Registrant as specified in its Charter)




         Delaware                  0-26574                  36-4029638
- -------------------------------------------------------------------------------
      (State or other        (Commission File No.)         (IRS Employer
      jurisdiction of                                     Identification
      incorporation)                                          Number)




   200 West Higgins Road, Schaumburg, Illinois                 60195
- -------------------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (708) 882-5320
                                                     ------------------


                                        N/A
- -------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.   Other Events
          ------------

     On July 9, 1996, the Registrant issued the attached press release announcing the repurchase of up to 5% of its outstanding shares in the open market.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)   Exhibits

                99  Press release, dated July 9, 1996.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DAMEN FINANCIAL CORPORATION



Date:    July 9, 1996             By:  /s/ Gerald R. Gartner
       -----------------               ----------------------------------------
                                       Gerald R. Gartner, Treasurer, Chief
                                       Financial Officer (Principal
                                       Financial and Accounting Officer)

                                  Index to Exhibits


                                                                 Sequentially
                                                                Numbered Page
                                                                Where Attached
Exhibit                                                            Exhibits
Number                                                           are Located
- -------                                                         --------------

  99                 Press Release dated July 9, 1996                 5
